UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.
 (Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202
 (Address of principal executive offices) (Zip code)

Michael P. Malloy
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, Pennsylvania 19103-6996
 (Name and address of agent for service)

Registrant's Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report to Stockholders June 30, 2005

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:

     While the stock market had its usual ups and downs in the first half, the value of our portfolio ended little changed. The Fund’s total return for the six months ended June 30, 2005 based on its net asset value was up 0.04% as compared to its benchmark index, the S&P 500, which was down 0.82%.

     Energy stocks continued to be the best performing sector for our portfolio and the overall market. We also continued to generate positive returns through our selections in healthcare, including our largest holding, PacifiCare Health Systems. However, for the portfolio as a whole, the gains in our energy and healthcare stocks were offset by losses in several other holdings, including Computer Sciences, Bowater and MBNA Corporation.

     During the semi-annual period we sold Bowater and MBNA from the portfolio. Bowater, a large producer of newsprint and other paper products, has found it more difficult than we expected to improve profitability. MBNA has also had difficulty achieving earnings goals. We continue to hold Computer Sciences because we believe it will win new service contracts in the next few quarters, and that should have a positive impact on the stock.

     During the last six months we added such names to the portfolio as XTO Energy, General Electric, and First Data Corporation. Our research indicates that each of these companies appear to have strong cash flow and improving profitability.

     Our current expectation for the last half of the year is for a modestly positive stock market based on continued economic growth. Furthermore, it appears to us that S&P 500 non-financial corporations have had the highest cash-to-market capitalization ratios since the early ‘80s. We believe this suggests there may be increased stock dividends or share repurchasing programs in the near future, as well as increased merger activity. Each of these events, in our view, would have a positive impact on the stock market.

     Finally, we encourage you to review the “Market Price Performance History” chart on page 6 of this report to get a clear picture of the return we have generated for investors assuming reinvestment of distributions and participation in rights offerings since the inception of the Fund.

Sincerely,

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

Average Annual Total Returns
as of June 30, 2005
Return	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception
Blue Chip
Value Fund –
NAV	0.04%	10.20%	7.80%	2.75%	9.76%	8.40%
Blue Chip
Value Fund –
Market Price	(1.94%)	6.13%	11.83%	5.34%	12.68%	9.09%
S&P 500
Index	(0.82%)	6.30%	8.28%	(2.37%)	9.94%	10.57%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or   a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

Sector Diversification in Comparison to
S&P 500 as of June 30, 2005*
	Fund	S&P 500
Basic Materials	0.0%	2.8%
Capital Goods	7.4%	9.0%
Commercial Services	5.0%	2.5%
Communications	2.3%	4.9%
Consumer Cyclical	16.8%	12.9%
Consumer Staples	5.8%	8.7%
Energy	10.3%	8.6%
Financials	19.2%	19.5%
Medical/Healthcare	21.9%	13.0%
REITs	0.0%	0.6%
Technology	9.4%	12.2%
Transportation	1.8%	1.6%
Utilities	0.0%	3.7%
Short-Term Investments	0.1%	—
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results.  Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of rights offerings.

 2Reflects the actual market price of one share as it has traded on the NYSE.

3 Annual distribution totals represent actual amounts.  Please note the distribution total for 2005 is for six months ended June 30, 2005.  The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund's Board of Directors.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND RECORDS

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

SEND US YOUR E-MAIL ADDRESS

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

BLUE CHIP VALUE FUND BOARD CONSIDERATIONS RELATING TO THE ADVISORY CONTRACT RENEWAL FOR THE JUNE 2005 SHAREHOLDER REPORT

     The Board of Directors of the Fund determined on February 14, 2005 whether to renew the Advisory Agreement with DenverIA (the “Agreement”). Prior to making its determination, the Board received detailed information from DenverIA, including, among other things, information provided by Lipper, Inc. (“Lipper”) comparing the performance, advisory fee and other expenses of the Fund to that of a relevant peer group identified by Lipper and information responsive to requests by the Fund’s independent counsel for certain information to assist the Board in its considerations. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board’s duties and responsibilities in considering renewal of the Agreement.

     In reaching its decision to renew the Agreement, the Board, including a majority of the Directors who are not interested persons under the Investment Company Act of 1940 (the “Independent Directors”), considered, among other things: (i) the nature, extent and quality of DenverIA’s services provided to the Fund; (ii) the experience and qualifications of the portfolio management team; (iii) DenverIA’s investment philosophy and process; (iv) DenverIA’s assets under management and client descriptions; (v) DenverIA’s best execution, soft dollar commission and trade allocation policies; (vi) current advisory fee arrangement with the Fund and DenverIA’s other similarly managed mutual fund client, noting that DenverIA did not provide advisory fee information on its other separate account clients, because those clients are not managed similarly to the Fund’s large cap value style; (vii) Lipper information comparing the Fund’s performance, advisory fee, DenverIA’s co-administration fee and the Fund’s expense ratio to that of comparable funds; (viii) DenverIA’s financial statements, profitability analysis related to providing advisory services to the Fund and insurance coverage; (ix) compensation and possible benefits to DenverIA and its affiliates arising from their advisory and other relationships with the Fund; and (x) the extent to which economies of scale are relevant to the Fund.

     During the course of its deliberations, the Board, including a majority of Independent Directors, reached the following conclusions, among others, regarding DenverIA and the Agreement: that DenverIA had the capabilities, resources and personnel necessary to manage the Fund; that the performance of the Fund over the last 1, 3 and 5 year periods, the time period over which the current portfolio management team has been in place, was competitive with that of its Lipper peer group; the advisory fee is competitive with that of its Lipper peer group, consistent with DenverIA’s other similarly managed client and is fair and reasonable; that the combined advisory and co-administration fee payable to DenverIA is also competitive with that of its Lipper peer group; the Fund’s expense ratio is favorable compared to the Lipper peer group averages, and the expected profit to DenverIA for advisory services seemed reasonable based on the data provided; that the benefits derived by DenverIA from managing the Fund, including how DenverIA uses soft-dollars, and the ways in which it conducts portfolio transactions for the Fund and selects brokers are reasonable; and that the breakpoints in the advisory and administrative fees payable to DenverIA allow shareholders to benefit from economies of scale as the Fund’s asset level increases, noting that the asset level breakpoints have been reached under the agreements.

     Based on the factors considered, the Board, including a majority of the Independent Directors, concluded that it was appropriate to renew the Agreement.

NEWS RELEASE

Date: Friday, July 1, 2005

BLUE CHIP VALUE FUND DECLARES SECOND QUARTER DISTRIBUTION

     DENVER, CO. (July 1, 2005) The Directors of Blue Chip Value Fund, Inc. have declared a distribution of $0.14 per share. This distribution is payable July 29, 2005, to stockholders of record July 15, 2005, and will have an ex-dividend date of July 13, 2005. The Fund currently pays a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses.

     Of the total distribution, approximately $0.0055 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted cost basis. The final determination of the source of the undesignated distributions can be made only at year-end. Shareholders will receive written notification regarding the components and tax treatment of all distributions for the calendar year in early 2006.

     As of June 30, 2005, the Fund’s N.A.V. was $5.63 and the stock closed at $6.40, a premium of 13.6767%.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
June 30, 2005 (Unaudited)

			Market
	Shares	Cost	Value
COMMON STOCKS – 108.91%
CAPITAL GOODS – 8.06%
Aerospace & Defense – 4.39%
General Dynamics Corp.	33,500	$3,458,810	$3,669,590
Raytheon Co.	79,600	3,010,041	3,113,952
		6,468,851	6,783,542
Electrical Equipment – 1.41%
General Electric Co.	63,000	2,260,332	2,182,950
Industrial Products – 2.26%
Parker Hannifin Corp.	56,300	4,036,024	3,491,163
TOTAL CAPITAL GOODS		12,765,207	12,457,655
COMMERCIAL SERVICES – 5.43%
IT Services – 3.24%
Computer
Sciences Corp.*†	114,400	5,533,502	4,999,280
Transaction Processing – 2.19%
First Data Corp.	84,400	3,378,212	3,387,816
TOTAL COMMERCIAL SERVICES		8,911,714	8,387,096
COMMUNICATIONS – 2.50%
Telecomm Equipment & Solutions – 2.50%
Nokia Corp.†	232,400	3,644,370	3,867,136
TOTAL COMMUNICATIONS		3,644,370	3,867,136
CONSUMER CYCLICAL – 18.28%
Clothing & Accessories – 3.34%
TJX Companies Inc.†	211,600	4,977,430	5,152,460
General Merchandise – 4.06%
Target Corp.†	115,500	5,802,243	6,284,355
Hotels & Gaming – 2.82%
Starwood Hotels &
Resorts Worldwide Inc.	74,300	3,567,557	4,351,751
Other Consumer Services – 1.18%
Cendant Corp.	81,500	1,775,126	1,823,155
Publishing & Media – 4.86%
Dow Jones &
Company Inc.	30,800	1,648,877	1,091,860
Viacom Inc. - Class B	72,100	3,379,153	2,308,642
Walt Disney Co.†	163,000	4,122,413	4,104,340
		9,150,443	7,504,842
Restaurants – 2.02%
Darden Restaurants Inc.	94,600	2,383,850	3,119,908
TOTAL CONSUMER
CYCLICAL		27,656,649	28,236,471

			Market
	Shares	Cost	Value
CONSUMER STAPLES – 6.33%
Food & Agricultural Products – 4.25%
Bunge Ltd.	52,300	$2,262,327	$3,315,820
Kraft Foods Inc.	102,300	3,338,253	3,254,163
		5,600,580	6,569,983
Home Products – 2.08%
Colgate Palmolive Co.	64,200	3,622,325	3,204,222
TOTAL CONSUMER STAPLES		9,222,905	9,774,205

ENERGY – 11.26%
Exploration & Production – 5.42%
Occidental
Petroleum Corp.	61,300	3,452,392	4,715,809
XTO Energy Inc.	107,700	3,391,142	3,660,723
		6,843,534	8,376,532
Integrated Oils – 3.57%
Marathon Oil Corp.†	62,800	2,504,283	3,351,636
Suncor Energy Inc.	45,600	1,539,370	2,157,792
		4,043,653	5,509,428
Oil Services – 2.27%
Transocean Inc.*	65,000	2,248,717	3,508,050
TOTAL ENERGY		13,135,904	17,394,010

FINANCIALS – 20.95%
Integrated Financial Services – 3.74%
Citigroup Inc.†	124,900	5,618,522	5,774,127
Regional Banks – 4.31%
US Bancorp	73,100	2,096,245	2,134,520
Bank of America Corp.	54,200	2,534,819	2,472,062
Wachovia Corp.	41,300	2,009,061	2,048,480
		6,640,125	6,655,062
Securities & Asset Management – 6.33%
Goldman Sachs Group Inc.	16,300	1,575,448	1,662,926
Merrill Lynch &
Company Inc.†	84,500	4,726,322	4,648,345
Morgan Stanley & Co.	65,900	3,515,780	3,457,773
		9,817,550	9,769,044
Specialty Finance – 4.61%
Countrywide
Financial Corp.	90,800	3,164,750	3,505,788
Freddie Mac†	55,400	3,650,612	3,613,742
		6,815,362	7,119,530
Thrifts – 1.96%
Washington Mutual Inc.†	74,500	2,958,748	3,031,405
TOTAL FINANCIALS		31,850,307	32,349,168

MEDICAL - HEALTHCARE – 23.86%
Healthcare Services – 6.12%
Medco Health
Solutions Inc.*	40,900	2,047,627	2,182,424

			Market
	Shares	Cost	Value
Pacificare Health
Systems Inc.*	101,700	$3,919,218	$7,266,465
		5,966,845	9,448,889
Medical Technology – 1.92%
Medtronic Inc.	57,300	2,889,169	2,967,567

Pharmaceuticals – 15.83%
Abbott Laboratories†	86,200	3,628,219	4,224,662
Amgen Inc.*†	83,700	4,901,550	5,060,502
Barr Pharmaceuticals Inc.*	65,200	3,092,340	3,177,848
Pfizer Inc.†	171,260	5,128,761	4,723,351
Teva Pharmaceutical
Industries Ltd.	232,800	6,618,986	7,249,392
		23,369,856	24,435,755
TOTAL MEDICAL - HEALTHCARE		32,225,870	36,852,211

TECHNOLOGY – 10.24%
Computer Software – 4.42%
Microsoft Corp.†	202,500	6,195,862	5,030,100
Verisign Inc.*	62,100	1,679,518	1,785,996
		7,875,380	6,816,096
Semiconductors – 5.82%
Altera Corp.*†	138,600	3,297,517	2,747,052
Intel Corp.	156,500	4,244,488	4,078,390
Maxim Integrated
Products Inc.	56,800	2,177,028	2,170,328
		9,719,033	8,995,770
TOTAL TECHNOLOGY		17,594,413	15,811,866

TRANSPORTATION – 2.00%
Railroads – 2.00%
Norfolk Southern Corp.	99,700	3,545,366	3,086,712
TOTAL TRANSPORTATION		3,545,366	3,086,712
TOTAL COMMON STOCKS		160,552,705	168,216,530

SHORT-TERM INVESTMENTS – 0.14%
Goldman Sachs Financial
Square Prime Obligations
Fund - FST Shares	218,801	218,801	218,801
TOTAL SHORT-TERM
INVESTMENTS		218,801	218,801

TOTAL
INVESTMENTS	109.05%	$160,771,506	$168,435,331
Liabilities in Excess
of Other Assets	(9.05%)		(13,987,362)

NET ASSETS	100.00%		$154,447,969

*Denotes non-income producing security.

† A portion of the shares held in this security are pledged as collateral for the borrowings under the loan agreement.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (Unaudited)

ASSETS
Investments at market value	$168,435,331
(identified cost $160,771,506)
Receivables for investment sold	2,373,133
Dividends receivable	136,089
Interest receivable	622
Other assets	17,818
TOTAL ASSETS	170,962,993

LIABILITIES
Loan payable to bank (Note 4)	14,000,000
Interest due on loan payable to bank	48,533
Payable for securities purchased	2,319,410
Advisory fee payable	77,119
Administration fee payable	8,194
Accrued Chief Compliance Officer fees	3,167
Accrued expenses and other liabilities	58,601
TOTAL LIABILITIES	16,515,024
NET ASSETS	$154,447,969

COMPOSITION OF NET ASSETS
Capital stock, at par	$274,352
Paid-in-capital	149,520,485
Undistributed net investment income	232,462
Accumulated net realized gain	504,842
Net unrealized appreciation on investments	7,663,825
Undesignated distributions	(3,747,997)
$154,447,969

SHARES OF COMMON STOCK
OUTSTANDING (100,000,000 shares
authorized at $0.01 par value)	27,435,211

Net asset value per share	$5.63

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005 (Unaudited)

INCOME
Dividends (net of foreign
withholding taxes of $23,707)	$ 1,176,769
Interest	4,124
TOTAL INCOME		$ 1,180,893

EXPENSES
Investment advisory fee
(Note 3)	454,944
Administrative services fee
(Note 3)	49,463
Interest on outstanding
loan payable	219,333
Legal fees	58,298
Stockholder reporting	51,076
Transfer agent fees	35,456
Directors’ fees	33,983
NYSE listing fees	13,145
Audit and tax preparation fees	10,503
Chief Compliance Officer fees	9,000
Insurance and fidelity bond	7,436
Custodian fees	4,760
Other	3,478
TOTAL EXPENSES		950,875
NET INVESTMENT INCOME		230,018
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		235,572
Change in net unrealized appreciation/
depreciation of investments		(272,553)
NET LOSS ON INVESTMENTS		(36,981)
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$ 193,037

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the
	Months Ended	Year Ended
	June 30,	December 31,
	2005*	2004

Increase/(decrease) in net assets
from operations:
Net investment income	$230,018	$851,907
Net realized gain from
securities transactions	235,572	30,652,528
Change in net unrealized
appreciation or depreciation
of investments	(272,553)	(11,703,635)
	193,037	19,800,800

Decrease in net assets
from distributions to
stockholders from:
Net investment income	(79,463)	(770,000)
Net realized gain
on investments	0	(14,410,727)
Undesignated (Note 1)	(3,747,997)	0
	(3,827,460)	(15,180,727)

Increase in net assets from
common stock transactions:
Net asset value of common
stock issued to stockholders
from reinvestment of
dividends (191,572 and
373,845 shares issued,
respectively)	1,179,155	2,226,141
	1,179,155	2,226,141
NET INCREASE/(DECREASE)
IN NET ASSETS	(2,455,268)	6,846,214

NET ASSETS
Beginning of period	156,903,237	150,057,023
End of period	$154,447,969	$156,903,237

*Unaudited

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2005 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$ 193,037
Adjustments to reconcile net increase in net
assets from operations to net cash used
in operating activities:
Purchase of investment securities	(23,949,226)
Proceeds from disposition of
investment securities	24,268,810
Net purchase of short-term investment securities	(37,648)
Net realized gain from securities investments	(235,572)
Net change in unrealized appreciation
on investments	272,553
Payable for investments purchased	2,319,410
Receivables for investments purchased	(2,373,133)
Decrease in dividends and interest receivable	122,310
Increase in other assets	(5,930)
Increase in accrued expenses and payables	10,240
Net cash provided by operating activities	584,851

Cash Flows from Financing Activities
Proceeds from bank borrowing	8,150,000
Repayment of bank borrowing	(2,000,000)
Cash distributions paid	(6,734,851)
Net cash used in financing activities	(584,851)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
reinvestment of dividends and distributions of $1,179,155.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

For the Six
Months Ended
Per Share Data	June 30,
(for a share outstanding throughout each period)	2005(1)
Net asset value – beginning of period	$5.76
Investment operations
Net investment income	0.01
Net gain (loss) on investments	(0.00)
Total from investment operations	0.01
Distributions
From net investment income	(0.00)(2)
From net realized gains on investments	—
Return of capital	—
Undesignated	(0.14)
Total distributions	(0.14)
Capital Share Transactions
Dilutive effects of rights offerings	—
Offering costs charged to paid in capital	—
Total capital share transactions	—
Net asset value, end of period	$5.63
Per share market value, end of period	$6.40

Total investment return(3) based on:
Market Value	(1.9%)
Net Asset Value	0.0%(5)
Ratios/Supplemental data:
Ratio of operating expenses to average net assets	0.96%*
Ratio of total expenses to average net assets	1.25%*
Ratio of net investment income to average net assets	0.30%*
Ratio of total distributions to average net assets	2.49%(6)
Portfolio turnover rate(4)	14.49%
Net assets – end of period (in thousands)	$154,448

See accompanying notes to financial statements.

*Annualized.

(1)Unaudited.

(2)Amount is less than $.005 per share.

(3)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

For the year ended December 31,

2004	2003	2002	2001	2000
$5.58	$4.85	$6.94	$8.17	$9.09

0.03	0.01	0.04	0.04	0.05
0.71	1.23	(1.40)	(0.29)	(0.08)
0.74	1.24	(1.36)	(0.25)	(0.03)

(0.03)	(0.01)	(0.04)	(0.04)	(0.05)
(0.53)	—	—	(0.36)	(0.84)
—	(0.50)	(0.52)	(0.34)	—
—	—	—	—	—
(0.56)	(0.51)	(0.56)	(0.74)	(0.89)

—	—	(0.16)	(0.23)	—
—	—	(0.01)	(0.01)	—
—	—	(0.17)	(0.24)	—
$5.76	$5.58	$4.85	$6.94	$8.17
$6.68	$6.14	$4.59	$7.56	$7.55

19.2%	46.9%	(32.2%)	14.1%	(3.2%)
13.1%	26.4%	(20.6%)	(3.0%)	0.2%

0.99%	1.13%	0.93%	0.91%	0.88%
1.12%	1.13%	0.93%	0.91%	0.88%
0.57%	0.27%	0.64%	0.56%	0.63%
10.16%	10.07%	10.15%	10.21%	10.46%
115.39%	52.58%	65.86%	73.30%	127.55%
$156,903	$150,057	$128,713	$145,517	$140,863

(4)A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2005 were $23,949,226 and $24,268,810, respectively.

(5)Less than 0.05%.

(6)Due to the timing of quarterly ex-distribution dates, only one quarterly distribution is recorded during the six months ended June 30, 2005. Please see Note 6 concerning details for the July 2005 distribution.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
June 30, 2005 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

During the year ended December 31, 2004, the Fund used capital loss carryforwards of $15,530,078.

The tax character of the distributions paid was as follows:

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2005	2004

Distributions paid from:
Ordinary income	$79,463	$770,000
Long-term capital gain	—	14,410,727
Undesignated	3,747,997	—
Total	$3,827,460	$15,180,727

     The tax character of the distribution paid as “undesignated” will be determined at the fiscal year ending December 31, 2005.

     As of June 30, 2005 the components of distributable earnings on a tax basis was as follows:

Undistributed net investment income	$232,462
Accumulated net realized gain	655,014
Net unrealized appreciation	7,513,653
Total	$8,401,129

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code. DenverIA generally seeks to minimize realized capital gain distributions without generating capital loss carry-forwards. As such, if the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of June 30, 2005:
Gross appreciation (excess of value over tax cost)	$13,806,705
Gross depreciation (excess of tax cost over value)	(6,292,960)
Net unrealized appreciation	$7,513,745
Cost of investments for income tax purposes	$160,921,586

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Mutual Funds Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0835% and 0.01% of the Funds average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Funds average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Funds average daily net assets in excess of $125,000,000. The administrative service fee is paid monthly.

     Effective October 1, 2004, the Directors appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed to reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

4. LOAN OUTSTANDING

     On November 12, 2003 an agreement with Custodial Trust Company, an affiliate of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets monthly at 30-day LIBOR plus 1.00%. The borrowings under the Custodial Trust Company loan are secured by pledging a portion of the Fund’s portfolio securities as collateral. The initial value of the portfolio securities pledged must equal twice the amount of the loan outstanding.

Details of the loan outstanding are as follows:

		Average for
		Six Months
	As of	Ended
	June 30,	June 30,
	2005	2005

Loan outstanding	$14,000,000	$11,340,166
Interest rate	4.30%*	3.79%
% of Fund’s total assets	8.19%	6.63%
Amount of debt per share
outstanding	$0.51	$0.41
Number of shares outstanding
(in thousands)	27,435	27,377 **

*Annualized
**Weighted average

5. RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of the Fund (the “Annual Meeting”) was held May 10, 2005 pursuant to notice given to all stockholders of record at the close of business on March 29, 2005. At the Annual Meeting, stockholders were asked to approve the following:

Proposal 1.

     To elect two Class II directors, Lee W. Mather, Jr. and Richard C. Schulte, to serve until the Annual Meeting in the year 2008. The number of shares voting for the election of Mr. Mather was 24,534,515 and the number of shares withholding authority was 241,909. The number of shares voting for the election of Mr. Schulte was 24,530,938 and the number of shares withholding authority was 245,486.

Proposal 2.

     To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent auditors for its fiscal year ending December 31, 2005. The number of shares voting for Proposal 2 was 24,500,253, the number of shares voting against was 142,591 and the number of shares abstaining was 133,580.

6. SUBSEQUENT EVENTS

     The Fund declared a distribution of $0.14 per share on July 1, 2005. The distribution was payable on July 29, 2005. Of the total distribution, approximately $0.0055 represents net investment income and the remaining portion is currently undesignated until the actual determination of the source can be made at year-end.

BOARD OF DIRECTORS

     Kenneth V. Penland, Chairman
     Todger Anderson, Director
     Lee W. Mather, Jr, Director
     Gary P. McDaniel, Director
     Richard C. Schulte, Director
     Roberta M. Wilson, Director

OFFICERS

     Kenneth V. Penland, Chairman
     Todger Anderson, President
     Mark M. Adelmann, Vice President
     Joan Ohlbaum Swirsky, Secretary
     Jasper R. Frontz, Treasurer, Chief Compliance Officer

     Investment Adviser/Co-Administrator
     Denver Investment Advisors LLC
     1225 17th Street, 26th Floor
     Denver, CO 80202
     (303) 312-5100

     Stockholder Relations
     Margaret R. Jurado
     (800) 624-4190          (303) 312-5100
     e-mail: blu@denveria.com

     Custodian
     Bank of New York
     One Wall Street
     New York, NY 10286

     Co-Administrator
     ALPS Mutual Funds Services, Inc.
     1625 Broadway, Suite 2200
     Denver, CO 80202

     Transfer Agent
     Dividend Reinvestment Plan Agent
     (Questions regarding your Account)
     Mellon Investor Services, LLC
     Overpeck Centre
     85 Challenger Road
     Ridgefield Park, NJ 07660
     (800) 288-9541
     www.melloninvestor.com

NYSE Symbol—BLU

www.blu.com

Item 2 - Code of Ethics

            Not Applicable to Semi-Annual Report.

Item 3 - Audit Committee Financial Expert

            Not Applicable to Semi-Annual Report.

Item 4 - Principal Accountant Fees and Services

Not applicable to Semi-Annual Report.

Item 5 - Audit Committee of Listed Registrants

            Not applicable to Semi-Annual Report.

Item 6 - Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

            Not applicable to Semi-Annual Report.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

(a)    Not applicable to Semi-Annual Report.

(b)   Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10 - Submission of Matters to Vote of Security Holders

            There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11 - Controls and Procedures

(a)       The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)       There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1)   Not applicable.

(a)(2)   Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.

By:       /s/ Todger Anderson
            Todger Anderson
            President and Chief Executive Officer

Date:    September 1, 2005

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Todger Anderson
            Todger Anderson
            President and Chief Executive Officer

Date:    September 1, 2005

By:       /s/ Jasper R. Frontz
            Jasper R. Frontz
            Treasurer and Chief Financial Officer

Date:    September 1, 2005